UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2021

CANNAE HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

1-38300

(Commission File Number)

Delaware	82-1273460
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1701 Village Center Circle

Las Vegas, Nevada 89134

(Addresses of Principal Executive Offices)

(702) 323-7330

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Agreement

Subscription Agreement

On January 25, 2021, Cannae Holdings, LLC (“Cannae”), a subsidiary of Cannae Holdings, Inc. (“Cannae Holdings”), entered into a common stock subscription agreement (the “Subscription Agreement”), with Acrobat Holdings, Inc., a Delaware corporation (the “Alight Pubco”) and Foley Trasimene Acquisition Corp., a Delaware corporation (“FTAC”), pursuant to which, Cannae has agreed to purchase from the Company and the Company has agreed to issue and sell to Cannae, $250,000,000 (the “Purchase Price”) of Class A Common Stock, par value $0.0001 per share, of Alight Pubco (the “Alight Pubco Class A Common Stock”) at a purchase price of $10.00 per share (the “PIPE Investment”). The closing of the PIPE Investment is conditioned on the satisfaction or waiver of all conditions to closing set forth in that certain Business Combination Agreement, dated as of January 25, 2021, by and among Alight Pubco, FTAC, Tempo Holding Company, LLC, a Delaware limited liability company (“Alight”), and the other parties thereto (the “Business Combination Agreement”), and on the transactions contemplated by the Business Combination Agreement (the “Business Combination”) being consummated immediately following the closing of the PIPE Investment. The proceeds from the Subscription Agreement will be used to partially fund the cash consideration to be paid by FTAC to the direct and indirect equityholders of Alight and for other uses in connection with the closing of the Business Combination. The Business Combination is expected to close in the second quarter of 2021. In connection with the PIPE Investment, the Company has agreed to pay Cannae a fee of 2.5% of the Purchase Price upon the consummation of the Business Combination.

The Subscription Agreement will terminate upon the earliest to occur of (i) the termination of the Business Combination Agreement, (ii) the mutual written agreement of the parties thereto or (iii) at Cannae’s election, on or after the termination date under the Business Combination Agreement, which is July 25, 2021, subject to two, 90-day extensions in the event all conditions to closing under the Business Combination Agreement have been satisfied or are capable of being satisfied other than the receipt of requisite regulatory approvals (such date, the “Termination Date”) and subject to automatic extension if any action for specific performance or other equitable relief by Alight with respect to the Business Combination Agreement, the other transaction agreements specified in the Business Combination Agreement or otherwise regarding the Business Combination is commenced or pending on or prior to the Termination Date.

The foregoing description of the Subscription Agreement is not complete and is qualified in its entirety by reference to the Subscription Agreement, which is attached as Exhibit 10.1, to this Current Report and incorporated herein by reference.

Amended and Restated Sponsor Agreement

In connection with the PIPE Investment and the execution of the Business Combination Agreement, Cannae Holdings and Cannae entered into an amended and restated sponsor letter agreement (the “Amended and Restated Sponsor Agreement”) with FTAC, Alight Pubco, Alight, the FTAC Sponsors and certain other parties thereto which, among other things, amended and restated (a) that certain letter agreement, dated May 29, 2020, between FTAC and Trasimene Capital FT, LP and Bilcar FT, LP (collectively, the “FTAC Sponsors”) and (b) that certain letter agreement, dated as of May 29, 2020, by and between FTAC and each of the directors and officers of FTAC (the “Insiders”). Under the Amended and Restated Sponsor Agreement, Cannae and Cannae Holdings agreed (i) to vote any FTAC securities in favor of the Business Combination and other FTAC Stockholder Matters (as defined in the Business Combination Agreement), (ii) not to seek redemption of any FTAC securities and not to transfer any FTAC securities for a period be 270 days following the Closing Date (as defined in the Business Combination Agreement) (or, if the volume weighted average price of Alight Pubco Class A Common Stock equals or exceeds $12.00 per share for any 20 trading days within a 30 trading day period following the Closing Date, 150 days thereafter), and (iii) to be bound to certain other obligations as described therein. Cannae Holdings and Cannae also agreed to waive their right of first offer under the forward purchase agreement with FTAC in connection with the Business Combination and to certain other amendments to the forward purchase agreement, including waiving the cross conditionality to Cannae’s obligation to fund its subscription under the forward purchase agreement on THL FTAC LLC funding its respective purchase. The foregoing description of the Amended and Restated Sponsor Agreement is not complete and is qualified in its entirety by reference to the Amended and Restated Sponsor Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-k and incorporated herein by reference.

Item 8.01.	Other Events.

On January 25, 2021, Cannae Holdings issued a press release (the “Press Release”) announcing the PIPE Investment. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Subscription Agreement.

10.2*	Amended and Restated Sponsor Agreement.

99.1	Press Release of Cannae Holdings, Inc., dated January 25, 2021.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Cannae Holdings, Inc. agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cannae Holdings, Inc.

Date: January 26, 2021	By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	Executive Vice President, General Counsel, and Corporate Secretary